Exhitibt 23.1


                           CONSENT OF INDEPENDENT AUDITORS




          The Board of Directors
          Thomas Industries Inc.:


          We consent to the use of our reports incorporated herein by reference.

          Our reports refer to a change in the method of accounting for postretirement benefits, income taxes and certain inventories in 1993.


                                             /s/ KMPG Peat Markwick LLP

                                             KMPG PEAT MARWICK LLP



          Louisville, Kentucky
          May 3, 1995